UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2025

Navitas Semiconductor Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39755	85-2560226
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

3520 Challenger Street,	Torrance,	California	90503-1640
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (844) 654-2642

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	NVTS	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On March 27, 2025, the Audit Committee (the “Committee”) of the Board of Directors of Navitas Semiconductor Corporation (the “Company”) approved the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm. In connection with that action, the Committee approved the dismissal of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm. Pursuant to the Committee’s approval and direction, on March 28, 2025, the Company dismissed Moss Adams as its independent registered public accounting firm.

Moss Adams’ reports on the Company’s consolidated financial statements for the two most recent fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the date of this report, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) with Moss Adams on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Moss Adams, would have caused Moss Adams to make reference to the matter in connection with its reports for such years.

There were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K) that occurred within the years ended December 31, 2024 and 2023, and the subsequent interim period through the date of this report, except for the material weaknesses in the Company’s internal control over financial reporting.

The material weaknesses for the fiscal year ended December 31, 2023, were related to deficiencies in the control environment, risk assessment, control activities, and monitoring activities components of the Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission concerning: (i) sufficiency of processes related to identifying and analyzing risks to the achievement of objectives across the entity; (ii) sufficiency of competent personnel with appropriate levels of knowledge, experience, and training in accounting for complex and non-routine transactions, and internal control matters to perform assigned responsibilities and have appropriate accountability for the design and operation of internal control over financial reporting; (iii) performing control activities in accordance with established policies in a timely manner; and (iv) performing ongoing evaluation to ascertain whether the components of internal controls are present and functioning. These material weaknesses contributed to the following additional material weaknesses:

(a)The Company did not design and implement effective controls, such that, personnel within the Company have incompatible duties which allow for the creation, review and processing of journal entries without independent review and authorization, which affects substantially all financial statement account balances and disclosures.
(b)The Company did not design and implement effective controls over the accounting for share-based payments, including the long-term incentive plan awards and earnout liability.
(c)The Company did not design and implement effective controls over the accounting for its license and release agreement.
(d)The Company did not design and implement effective controls over the inputs and assumptions used in the valuation of the earnout liability and information utilized to classify awards as either equity or liability.
(e)The Company did not maintain effective controls over its determination of reportable segments for purposes of segment reporting and reporting units for purposes of goodwill.

Except for the material weaknesses related to the control environment, risk assessment, control activities, and monitoring activities components of the Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission, as disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, the Company completed the actions and measures designed to remediate the control deficiencies that had led to the material weaknesses noted above and determined that, as of December 31, 2024, these control activities have been appropriately designed and implemented, and have operated effectively for a sufficient period of time to conclude that these previously identified material weaknesses have been remediated.

The material weaknesses for the fiscal year ended December 31, 2024, were related to deficiencies in the control environment, risk assessment, control activities, and monitoring activities components of the Internal Control – Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission concerning: (i) sufficiency of processes related to identifying and analyzing risks to the achievement of objectives across the entity; (ii) sufficiency of competent personnel with appropriate levels of knowledge, experience, and training in accounting for complex and non-routine transactions, and internal control matters to perform assigned responsibilities and have appropriate accountability for the design and operation of internal control over financial reporting; (iii) ensuring control activities identified were performed in accordance with established policies; and (iv) performing ongoing evaluation to ascertain whether the components of internal controls are present and functioning. These material weaknesses contributed to the following additional material weaknesses:

(a)The Company lacked sufficient controls to accurately identify and present activity within its statements of operations and cash flows. Specifically, the Company lacked controls in order to (1) accurately identify and present cash flows as either operating, investing or financing activities and (2) classify expenses within total operating expenses, and correctly classify activity associated with its equity method investment.
(b)The Company's external reporting process is not appropriately designed to accurately identify, record, present and disclose transactions, including research and development assets, property and equipment and equity transactions.

These material weaknesses were identified and reported in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2024, and have not been remediated as of the date of this Current Report on Form 8‑K.

The Committee has discussed the material weaknesses in the Company’s internal control over financial reporting with Moss Adams, and has authorized Moss Adams to respond fully to the inquiries of KPMG concerning such material weaknesses.

The Company has provided Moss Adams with a copy of the disclosures it is making in this report and requested that Moss Adams furnish a letter addressed to the SEC stating whether Moss Adams agrees with the statements made herein and, if it does not agree, the respects in which it does not agree, in accordance with Item 304(a)(3) of Regulation S‑K. A copy of Moss Adams’ letter, dated April 2, 2025, is filed as Exhibit 16.1 to this report.

(b) Appointment of New Independent Registered Public Accounting Firm.

On March 27, 2025, the Company appointed KPMG as its independent registered public accounting firm. During the Company’s two most recent fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through the date of this report, neither the Company nor anyone acting on its behalf has consulted with KPMG regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company by KPMG, or oral advice was provided that KPMG concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in paragraph 304(a)(1)(iv) of Regulation S‑K and the related instructions) or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S‑K).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from Moss Adams LLP to the U.S. Securities and Exchange Commission, dated April 2, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVITAS SEMICONDUCTOR CORPORATION
Dated: April 2, 2025
	By:	/s/ Gene Sheridan
Gene Sheridan
President and Chief Executive Officer